UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
 Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
 Date of Report (Date of earliest event reported): August 14, 2017
 BRIDGEPOINT EDUCATION, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34272	59-3551629
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8620 Spectrum Center Blvd. San Diego, California	92123
(Address of principal executive offices)	(Zip Code)
 (858) 668-2586
(Registrant’s telephone number, including area code)
 None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
 ☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.           ☐

Item 8.01.     Other Events.
On August 14, 2017, Bridgepoint Education, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Warburg Pincus Private Equity VIII, L.P. (the “Selling Stockholder”) and BTIG, LLC (the “Underwriter”) relating to an underwritten public offering of 2,075,395 shares (the “Shares”) of the Company’s common stock, $0.01 par value (the “Common Stock”), being sold by the Selling Stockholder. The Company will not receive any of the proceeds from the sale of the Shares by the Selling Stockholder in the offering.
The Shares are being offered pursuant to the Company’s shelf registration statement on Form S-3 (No. 333-218481), which was originally filed with the Securities and Exchange Commission (the “SEC”) on June 2, 2017 and was declared effective on June 27, 2017, the Company’s prospectus supplement dated August 16, 2017 and the accompanying prospectus.
The Company and the Selling Stockholder have also agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to amounts payable by the Underwriter as a result of such liabilities. In addition, the Underwriting Agreement contains customary representations, warranties and covenants of the Company and the Selling Stockholder, and customary conditions to closing. The closing of the offering is expected to occur on August 18, 2017.
The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and is incorporated herein by reference.
For information regarding the Company's relationship with the Selling Stockholder, see the section entitled “Related Party Transactions” included in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on March 29, 2017, which is incorporated herein by reference.
The legal opinion of Wilson Sonsini Goodrich & Rosati, P.C. relating to the issuance and sale of the Shares in the offering is attached hereto as Exhibit 5.1.
Item 9.01.     Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated August 14, 2017, by and between Bridgepoint Education, Inc., Warburg Pincus Private Equity VIII, L.P. and BTIG, LLC.
5.1	Opinion of Wilson Sonsini Goodrich & Rosati, P.C.
23.1	Consent of Wilson Sonsini Goodrich & Rosati, P.C. (included in Exhibit 5.1)

SIGNATURES
 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2017		Bridgepoint Education, Inc.

	By:	/s/ Diane L. Thompson
Name: Diane L. Thompson
Title: Executive Vice President, Secretary and General Counsel